October 23, 1996
                                PREMIER GNMA FUND
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1996
        THE FOLLOWING REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."
        Payments to open new accounts which are mailed should be sent to Premier GNMA Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427.
        The DDA number for payment transmitted by wire to The Bank of New
York for purchase of Class A, Class B or Class C shares of the Fund in your name is as follows:
                                DDA# 8900119322
The wire must indicate the Class of shares being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Shares" in the Fund's Prospectus.
                                                                    027s102396